STATE STREET INSTITUTIONAL FUNDS

(the “Trust”)

State Street Institutional Income Fund

(the “Fund”)

Supplement dated July 6, 2018

To the Prospectus and Statement of Additional Information (“SAI”),

each dated January 31, 2018

At a meeting held on June 5, 2018, the Board of Trustees of the Trust approved a change to the name of the Fund, and an update to the description of the Fund’s principal investment strategies. The Fund’s investment objective has not changed. Accordingly, effective immediately:

1)	All references to the Fund’s name in the Prospectus and SAI are deleted and replaced as follows:

Previous Name	New Name
State Street Institutional Income Fund	State Street Active Core Bond Fund

2)	On page 21 of the Prospectus, the first paragraph of the section entitled “PRINCIPAL INVESTMENT STRATEGIES” is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in bonds and other debt securities.

3)	On page 4 of the SAI, under the section entitled “INVESTMENT STRATEGIES AND RISKS AND PORTFOLIO HOLDINGS – INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES,” the paragraph entitled “INCOME FUND” is deleted in its entirety and replaced with the following:

State Street Active Core Bond Fund

The investment objective of the State Street Active Core Bond Fund is maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% (measured at the time of investment) of its net assets (plus any borrowings for investment purposes) under normal circumstances in bonds and other debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

This Supplement should be retained with your Prospectus and SAI for future reference.